UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2009

AZZ incorporated
(Exact name of Registrant as specified in its charter)

TEXAS (State or Other Jurisdiction of Incorporation or Organization)	1-12777 Commission File No.	75-0948250 (I.R.S. Employer Identification Number)

One Museum Place, Suite 500 3100 W. 7th Street Fort Worth, TX 76107 (Address of principal executive offices, including zip code)

Registrant’s Telephone Number, including Area Code:	(817) 810-0095

University Centre 1, Suite 200 1300 South University Drive Fort Worth, TX 76107 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This current report on Form 8-K/A amends the Current Report on Form 8-K filed by AZZ incorporated, a Texas corporation (the “Company”), on April 17, 2009 (the “Form 8-K”) to correct a clerical error contained in an exhibit filed with the Form 8-K.

Section 8 – Other Events

Item 8.01.  Other Events.

On April 17, 2009, the Company filed with the Securities and Exchange Commission (the “SEC”) the Form 8-K, which contained as Exhibit 99.1 a presentation titled “AZZ incorporated Presentation” (the “Presentation”).  After the Company filed the Form 8-K, the Company discovered that the Presentation, as filed with the SEC, contained a clerical error on a chart in Slide 4 thereof.  A copy of Slide 4 of the Presentation, which has been corrected to remove the clerical error, is filed herewith as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.  The following materials are filed as exhibits to this Current Report on Form 8-K/A;

Exhibit 99.1	Slide 4, AZZ incorporated Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZZ incorporated
DATE: 4/20/09	By: /s/ Dana Perry
Dana Perry Senior Vice President Finance Chief Financial Officer